UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

TENZING ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38634	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 710-5220

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbols	Name of Each Exchange on Which Registered:
Ordinary Shares, no par value	TZAC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Ordinary Share, at a price of $11.50 per share	TZACW	The NASDAQ Stock Market LLC
Units, each consisting of one Ordinary Share and one Warrant	TZACU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 21, 2020, Tenzing Acquisition Corp. (Nasdaq: TZAC, TZACW, TZACU) (“Tenzing”), a special purpose acquisition company organized under the laws of the British Virgin Islands, announced it had entered into a definitive agreement and plan of merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, Tenzing will reincorporate from the British Virgin Islands to the State of Delaware, and a newly formed Delaware subsidiary of Tenzing will merger with and into Reviva Pharmaceuticals, Inc. (“Reviva”), a Delaware corporation. Reviva, a California-based clinical stage pharmaceutical company developing therapies that address unmet medical needs in areas of central nervous system, cardiovascular, metabolic, and inflammatory diseases, will continue as the surviving corporation and a wholly-owned subsidiary of Tenzing.

As a result of executing the Merger Agreement and pursuant to the terms of Tenzing’s Amended and Restated Memorandum and Articles of Association, the date by which Tenzing must consummate its initial business combination may be extended until September 28, 2020. Tenzing’s sponsor has the sole discretion to extend Tenzing’s deadline to consummate its initial business combination for two additional one-month periods by depositing as a loan, an additional $0.033 per public share per month into Tenzing’s trust account in connection with each such additional monthly extension. Tenzing’s sponsor had informed Tenzing that it intends prior to July 27, 2020 to exercise such right to extend such deadline by one month.

A copy of the press release issued by Tenzing announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Tenzing and Reviva and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Tenzing’s and Reviva’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Tenzing’s and Reviva’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Merger Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Tenzing or Reviva and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Transactions, including due to the failure to obtain approval of the shareholders of Tenzing or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of Tenzing’s common stock on NASDAQ following the Transactions; (4) the risk that the Transactions disrupt current plans and operations of Reviva as a result of the announcement and consummation of the Transactions; (5) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (6) the risks that Reviva’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities; (7) costs related to the Transactions; (8) changes in applicable laws or regulations; (9) the possibility that Tenzing or Reviva may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by Tenzing. The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Tenzing nor Reviva undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Tenzing. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Tenzing undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

 Important Information About the Transactions and Where to Find It

Tenzing intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Tenzing and a prospectus in connection with the Merger Agreement and the Transactions. Tenzing will mail a definitive proxy statement and other relevant documents to its shareholders. Shareholders of Tenzing and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Tenzing’s solicitation of proxies for the special meeting to be held to approve the Merger Agreement and the Transactions because these documents will contain important information about Tenzing, Reviva, the Merger Agreement and the Transactions. The definitive proxy statement will be mailed to shareholders of Tenzing as of a record date to be established for voting on the Merger Agreement and the Transactions. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Tenzing by contacting its Chief Executive Officer, Rahul Nayar, c/o Tenzing Acquisition Corp., 250 West 55th Street, New York, New York 10019, at (212) 710-5220.

Participants in the Solicitation

Tenzing and Reviva, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Tenzing ordinary shares in connection with the proposed Transactions. Information about Tenzing’s directors and executive officers and their ownership of Tenzing’s ordinary shares is set forth in Tenzing’s Annual Report on Form 10-K for the year ended February 29, 2020 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENZING ACQUISITION CORP.

	By:	/s/ Rahul Nayar
Name: Rahul Nayar
Title: Chief Executive Officer

Dated: July 21, 2020